UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 30, 2007
MedAire, Inc.
(Exact name of registrant as specified in its charter)

Nevada	C025328-02	86-0528631

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

80 E. Rio Salado Parkway, Suite 610,
Tempe, Arizona		85281

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 480-333-3700
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Exhibit 99.1

Item 2.02 Results of Operations and Financial Condition.
On March 30, 2007 the Company filed its 2006 Annual Report with the Australian Stock Exchange (ASX) in accordance with ASX listing rules. A copy of the ASX filing is attached as Exhibit 99.1.
Item 8.01 Other Events.
The attached Australian Stock Exchange (ASX) filing is incorporated herein by Reference.
Item 9.01 Financial Statements and Exhibits.
99.1 ASX 2006 Annual Report